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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                OCTOBER 15, 2003

                                   ----------

                                 MIGRATEC, INC.
               (Exact name of registrant as specified in charter)


           DELAWARE                      000-28220               65-0125664

(State or Other Jurisdiction of         (Commission            (IRS Employer
        Incorporation)                  File Number)         Identification No.)


                           11494 LUNA ROAD, SUITE 100
                            DALLAS, TEXAS 75234-9421
               (Address of Principal Executive Offices) (Zip Code)

                                 (972) 969-0300
                             (Registrant's telephone
                          number, including area code)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

As previously reported by MigraTEC, Inc., a Delaware corporation (the "Registrant"), the Registrant failed to make an interest payment on its convertible secured debt due and payable on September 30, 2003 to its secured debt holders. As a result of such failure, on October 22, 2003, 1900 Cedar Springs, LP, collateral agent for the Registrant's secured debt holders, following notice to the Registrant, foreclosed on substantially all of the Registrant's assets pursuant to Texas Business and Commerce Code Sections 9.620 and 9.622.

In connection with the foreclosure, the Registrant has entered into a settlement agreement with the collateral agent for the secured debt holders to resolve all issues with regard to the debt, the collateral and the loan documents under which the debt was issued. Upon execution of the agreement, the collateral agent accepted, for the benefit of the secured debt holders, substantially all of the Registrant's assets in full satisfaction of all amounts owed the secured debt holders. Subject to certain conditions, the collateral agent further agreed to allocate cash proceeds received pursuant to a transaction relating to the collateral in the following order: first to the secured debt holders, second to former employees and contractors of the Registrant and unsecured creditors of the Registrant, and third to the Registrant's shareholders.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On October 15, 2003, Ernst & Young LLP ("Ernst & Young") resigned as the Registrant's independent auditor.

The reports of Ernst & Young on the Registrant's financial statements for the past two fiscal years contained no adverse opinion nor a disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles. The reports issued by Ernst & Young on the financial statements for each of the Registrant's past two fiscal years were modified to include an explanatory paragraph describing conditions that raised substantial doubt about the Registrant's ability to continue as a going concern.

The audit committee of the Registrant's Board of Directors did not participate in Ernst & Young's decision to resign as the Registrant's independent auditor.

In connection with its audits for the Registrant's two most recent fiscal years and through October 15, 2003, there have been no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference thereto in their reports on the Registrant's financial statements for such years and/or interim periods. The financial statements for the period ended June 30, 2003 included in the Registrant's most recent Form 10-QSB were not reviewed by Ernst & Young as required by Item 310 of Regulation S-B.

The Registrant has requested that Ernst & Young furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated October 21, 2003, is filed herewith as Exhibit 16.1.

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

Current Report on Form 8-K filed October 1, 2003

On October 1, 2003, the Registrant filed a Current Report on Form 8-K with the Securities and Exchange Commission updating the market on developments since the filing of the Registrant's most recent Form 10-QSB. In the report filed on October 1, 2003, the Registrant disclosed that, despite aggressively pursuing strategic options over the past several months, it had been unable to consummate a sale of the Registrant's assets. As reported, this lack of success, when combined with the limited capital raised in the second quarter of 2003, left the Registrant with insufficient funds to meet its obligations and continue as a going concern. The Registrant also advised the market that:

         o    it continued to downsize its staff;

         o it was pursuing a series of non-exclusive licenses in a further effort to raise capital and that while the total proceeds from these efforts was not known, the Registrant believed they would not be sufficient to satisfy its obligations to secured debt holders let alone to employees and trade vendors and that as result, the Registrant believed it would be highly unlikely there would be any proceeds available to return to shareholders once the Registrant's affairs were wound down;

         o it failed to make an interest payment on its convertible secured debt due and payable on September 30, 2003;

         o in view of the Registrant's financial condition, the Registrant's Board of Directors directed the Registrant to cease operations on or about October 15, 2003;

         o it had been notified by NASDAQ that on or about October 6, 2003, its stock would be removed from the Over the Counter Bulletin Board (the "OTCBB") due to a continued delinquency in its Exchange Act filings, a delinquency which, due to the Registrant's lack of capital, could not be cured; and

         o due to lack of capital and inability to pay the Registrant's auditors and legal counsel, the Registrant would not be able to file any required quarterly or annual reports with the Securities and Exchange Commission for the foreseeable future.

Recent Events

This Current Report on Form 8-K is intended to bring the market up to date on material events that have occurred since October 1, 2003.

As anticipated, on October 6, 2003, NASDAQ removed the Registrant's common stock from the OTCBB.

As reported in Item 4 above, the Registrant's independent auditor resigned on October 15, 2003.

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The Registrant's efforts to raise capital by making non-exclusive technology sales have been partially successful, as the Registrant consummated one significant license transaction prior to the date hereof. However, with the timing and ultimate outcome of these efforts still unknown, the Registrant determined it would not be able to satisfy its obligations to its secured debt holders. Accordingly, as reported in Item 2 above, the collateral agent for the Registrant's secured debt holders foreclosed on substantially all of the Company's assets on October 22, 2003.

As of October 22, 2003, all of the Registrant's remaining employees and/or officers have been terminated and the Registrant has ceased operations. In light of the events described herein, and having no more business to conduct, all members of the Board of Directors resigned effective as of the date hereof.

The Registrant continues to lack the capital and ability to file any required quarterly or annual reports with the Securities and Exchange Commission and does not expect to make any such filings for the foreseeable future.

ITEM 7. EXHIBITS.

Exhibit 16.1 Letter from Ernst & Young LLP


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MIGRATEC, INC.





Date:  October 22, 2003                 By: /s/ T. Ulrich Brechbuhl
                                           ------------------------------------
                                           T. Ulrich Brechbuhl
                                           President and Chief Executive Officer


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                                 EXHIBIT INDEX



EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
16.1              Letter from Ernst & Young LLP